Note 7 - Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2014
Supplemental Cash Flow Elements [Abstract]
Cash Flow, Supplemental Disclosures [Text Block]
7.	SUPPLEMENTAL CASH FLOW INFORMATION

Cash paid during the years ended December 31, 2014, 2013 and 2012 for interest and income taxes was as follows (in thousands):

	2014	2013	2012

Interest (net of amounts capitalized)	$14,444	$43,610	$23,239
Income taxes, net of refunds	43,237	65,875	42,138

In accordance with the Separation and Distribution Agreement, our affiliate debt with Oil States, which totaled approximately $336.8 million as of May 30, 2014, including accrued interest, was settled through a non-cash capital contribution. For further discussion, please see Note 18 – Related Party Transactions.